                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 and 15 (d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 15, 1999


                               THE CIT GROUP, INC.
           (Exact name of Registrant as specified in its charter)








Delaware                       1-1861                  13-2994534
(State or other jurisdiction   (Commission             (I.R.S. Employer
 of incorporation)             File Number)            Identification No.)

                       1211 Avenue of the Americas
                        New York, New York  10036
                 (Address of principal executive offices)
Registrant's telephone number, including area code:     (212) 536-1390

Item 2.     Acquisition or Disposition of Assets.
            On November 15, 1999, The CIT Group, Inc., a Delaware corporation, and its subsidiaries ("CIT") announced that it had acquired Newcourt Credit Group Inc., a Delaware corporation, and its subsidiaries ("Newcourt") pursuant to the Amended and Restated Agreement and Plan of Reorganization, dated as of August 5, 1999, between CIT and Newcourt. The press release, dated November 15, 1999, announcing the completion of the acquisition is filed as Exhibit
99.1 hereto, and incorporated by reference herein in its entirety.
Item 5.     Other Events.
            On November 15, 1999, CIT announced that it had guaranteed the public indebtedness of Newcourt and AT&T Capital Corporation, Newcourt Financial Limited and Newcourt Financial (Australia) Limited, each of which is a subsidiary of Newcourt. The form of guarantee and the press release announcing that guarantee are filed, respectively, as Exhibits 4.1 and 99.2 and are incorporated by reference herein in their entirety.
Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.
            (a)   Financial Statements of Business Acquired.
                  To be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed.

            (b)   Pro Forma Financial Information.

                  To be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed.

            (c)   Exhibits.

                  4.1   Form of Guarantee Regarding Indebtedness of Newcourt.

                  99.1 Press Release, dated November 15, 1999, Regarding Acquisition of Newcourt.

                  99.2 Press Release dated November 15, 1999, Regarding Guarantee of Indebtedness of Newcourt.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          The CIT Group, Inc.




                                          By:  /s/  Joseph M. Leone
                                              ---------------------
                                              Joseph M. Leone
                                              Executive Vice President and
                                              Chief Financial Officer

Date:  November 15, 1999